EXHIBIT 10.3
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                       REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of April 29, 1998 by and between LaSalle Hotel Properties, a Maryland real estate investment trust (the "Company"), and the holders of Units listed on SCHEDULE A hereto and each of the permitted assignees thereof (individually, a "Holder").

            WHEREAS, on the date hereof, the Holders are receiving units of limited partnership interest ("Units") in LaSalle Hotel Operating
Partnership, L.P.  (the "Partnership");

            WHEREAS, in connection therewith, the Company has agreed to grant to Holders the Registration Rights (as defined in Section 1 hereof);

            NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

SECTION 1.  REGISTRATION RIGHTS

            If Holder receives common shares of beneficial interests ("Common Shares") of the Company upon redemption of Units (the "Redemption Shares") pursuant to the terms of the agreement of limited partnership of the Partnership, as amended (the "Partnership Agreement"), the Company shall register the Redemption Shares for sale by the Holder, subject to the terms and conditions set forth herein (the "Registration Rights").

            1.1   DEMAND REGISTRATION RIGHTS.

                  1.1(a) REGISTRATION PROCEDURE. Subject to Sections 1.1(c) and 1.2 hereof, if Holder desires to exercise its Registration Rights with respect to the Redemption Shares, Holder shall deliver to the Company a written notice (a "Registration Notice") informing the Company of such exercise and specifying the number of shares to be registered for resale by Holder (such shares being referred to herein as the "Registrable Securities"). Such notice may be given at any time on or after the date a notice of redemption is delivered by Holder to the Partnership pursuant to the Partnership Agreement, but must be given at least ten (10) business days prior to the consummation of the sale of Registrable Securities. Upon receipt of the Registration Notice, the Company, if it has not already caused the Registrable Securities to be included as part of an existing effective shelf registration statement and related prospectus (the "Shelf Registration Statement") that the Company then has on file with the Securities and Exchange Commission and which is available for use by Holder in connection with the offer and sale of Registrable Securities (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 1.1), will cause to be filed with the Securities and Exchange Commission (the "SEC") as soon as reasonably practicable (but no later than 30 days) after receiving the Registration Notice a new registration statement and related prospectus pursuant to Rule 415 (or any successor provision) under the Securities Act of 1933, as amended (the "Act") (a "New Registration Statement"), that complies as to form in all material respects with applicable SEC rules providing for the offer and sale by Holder of the Registrable Securities, and agrees (subject to Section 1.2 hereof) to use its best efforts to cause such New Registration Statement to be declared effective by the SEC as soon as practicable. (As used herein, "Registration Statement" and "Prospectus" refer to the Shelf Registration Statement and related prospectus (including any preliminary prospectus and any supplement of any prospectus filed pursuant to Rule 424 or Rule 430A) or the New Registration Statement and related prospectus (including any preliminary prospectus and any supplement of any prospectus filed pursuant to Rule 424 or Rule 430A), whichever is


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utilized by the Company to satisfy Holder's Registration Rights pursuant to this Section 1, including in each case any documents incorporated therein by reference). Holder agrees to provide in a timely manner information regarding the proposed distribution by Holder of the Registrable Securities and such other information reasonably requested by the Company in connection with the preparation of and for inclusion in the Registration Statement. The Company agrees (subject to Section 1.2 hereof) to use its best efforts to keep the Registration Statement effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date on which Holder consummates the sale of all of the Registrable Securities registered under the Registration Statement, or (ii) the date on which all of the Registrable Securities are eligible for sale by Holder pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Securities Act of 1933, as amended (the "Act") provided that Rule 144 is then available for offers and sales of the Registrable Securities by Holder. The Company agrees to provide to Holder a reasonable number of copies of the final Prospectus and any amendments or supplements thereto.

                  1.1(b) OFFERS AND SALES. All offers and sales by Holder under the Registration Statement referred to in this Section 1.1 shall be completed within the period during which the Registration Statement is required to remain effective pursuant to Section 1.1(a), and upon expiration of such period Holder will not offer or sell any Registrable Securities under the Registration Statement. If directed by the Company, Holder will return all undistributed copies of the Prospectus in its possession upon the expiration of such period.

                  1.1(c) LIMITATIONS ON REGISTRATION RIGHTS. Each exercise of a Registration Right shall be with respect to a minimum of the lesser of (i) Fifty Thousand (50,000) Common Shares or (ii) the total number of Redemption Shares held by Holder at such time plus the number of Redemption Shares that may be issued upon redemption of Units then held by Holder. The right of Holder to deliver a Registration Notice commences upon the date a Holder is permitted to redeem Units pursuant to the Partnership Agreement. The right of Holder to deliver a Registration Notice shall expire on the date on which all of the Redemption Shares held by Holder or issuable upon redemption of Units held by Holder are eligible for sale pursuant to Rule 144(k) (or any successor provision). The Registration Rights granted pursuant to this Section 1.1 may not be exercised in connection with any underwritten public offering by the Company or by Holder without the prior written consent of the Company.

            1.2 SUSPENSION OF OFFERING. Upon receipt of notice from the Company, either before or after a Holder has delivered a Registration Notice, that a negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Registration Statement would, in the reasonable opinion of counsel to the Company, cause the Registration Statement to fail to comply with applicable disclosure requirements (a "Materiality Notice"), Holder agrees that it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Holder receives copies of a supplemented or amended Prospectus that corrects the misstatement(s) or omission(s) referred to above; provided, that the Company may require the Holder to suspend such offers and sales for such reason for no more than sixty (60) days after delivery of the Materiality Notice at any one time (the "Suspension Period"). If so directed by the Company, Holder will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of such notice. The Company shall take all actions necessary (including the preparation of any amendment to the Registration Statement or supplement to the Prospectus such that immediately following the earlier of (i) the public disclosure of the information giving rise to such Materiality Notice or (ii) the end of the Suspension Period, the Registration Statement is available for offers and sales of the Registrable Securities.


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            1.3   EXPENSES.  The Company shall pay all expenses incident to
the performance by it of its registration obligations under this Section 1, including (i) all stock exchange, SEC and state securities registration, listing and filing fees, (ii) all expenses incurred in connection with the preparation, printing and distributing of the Registration Statement and Prospectus, and (iii) fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Holder shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of Holder's counsel, and any transfer taxes relating to the sale or disposition of the Registrable Securities by Holder.

            1.4 QUALIFICATION. The Company agrees to use its best efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as Holder shall reasonably request in writing, to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective or during the period offers or sales are being made by Holder after delivery of a Registration Notice to the Company, whichever is shorter, and to do any and all other acts and things which may be reasonably necessary or advisable to enable Holder to consummate the disposition in each such jurisdiction of the Registrable Securities owned by Holder; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 1.1, (y) subject itself to taxation in any such jurisdiction, or (z) submit to the general service of process in any such jurisdiction.

2.    INDEMNIFICATION; PARTNERSHIP

            2.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as follows:

                        (a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or any violation by the Company of the Act, the Exchange Act or any state securities laws applicable to the Company and relating to any action or inaction required of the Company in connection with the registration or qualification of the Registrable Securities.

                        (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company which shall not be unreasonably withheld or delayed or otherwise in accordance with Section 2.3; and


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                        (c)   against any and all expense whatsoever, as
incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

provided, however, that the indemnity provided pursuant to this Section 2.1 does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or
(ii) such Holder's failure to deliver an amended or supplemented Prospectus if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred and the Company had previously provided to the Holder such amended or supplemental Prospectus for use in connection with the offer and sale of the Registrable Securities.

            2.2 INDEMNIFICATION BY HOLDER. Holder (and each permitted assignee of Holder, on a several basis) agrees to indemnify and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed a Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

                  (a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of Holder which shall not be unreasonably withheld or delayed or otherwise in accordance with Section 2.3; and

                  (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;


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provided, however, that the indemnity provided pursuant to this Section 2.1 shall only apply with respect to any loss, liability, claim, damage or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii)
Holder's failure to deliver an amended or supplemental Prospectus if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred and the Company had previously provided to the Holder such amended or supplemented Prospectus for use in connection with the offer and sale of the Registrable Securities. Notwithstanding the provisions of this Section 2.2, Holder and any permitted assignee shall not be required to indemnify the Company, its officers, directors or control persons with respect to any aggregate amount in excess of the amount of the total proceeds received by Holder or such permitted assignee, as the case may be, from sales of the Registrable Securities of Holder giving rise to such indemnification obligation, and no Holder shall be liable under this
Section 2.2 for any statements or omissions of any other Holder.

            2.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. The indemnified party shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 2.1 or 2.2 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to the indemnified party other than the indemnification obligation provided under Section 2.1 or 2.2 above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party which shall not be unreasonably withheld or delayed unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and provided further, that if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party which shall not be unreasonably withheld or delayed. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.


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            2.4   CONTRIBUTION.  In order to provide for just and equitable
contribution in circumstances in which the indemnity agreement provided for in this Section 2 is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms or is otherwise unavailable to the indemnified party, the Company and Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and Holder, (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

            The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.4, Holder shall not be required to contribute any amount in excess of the amount of the total proceeds received by Holder from sales of the Registrable Securities, giving rise to such contribution obligation.

            Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 2.4, each person, if any, who controls Holder within the meaning of Section 15 of the Act shall have the same rights to contribution as Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

Section 3.  RULE 144 COMPLIANCE

            The Company covenants that it will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, so as to enable each Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with Holder to facilitate the timely preparation and delivery of certificates representing


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Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as Holder may reasonably request at least ten (10) business days prior to any sale of Registrable Securities hereunder.

Section 4.  MISCELLANEOUS

            4.1 INTEGRATION; AMENDMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and Holder.

            4.2 WAIVERS. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

            4.3 ASSIGNMENT; SUCCESSORS AND ASSIGNS. This Agreement and the rights granted hereunder may not be assigned by Holder without the written consent of the Company; provided, however, that Holder may assign in part or in whole its rights and obligations hereunder, following at least ten (10) days prior written notice to the Company, (i) to Holder's direct or indirect partners or beneficiaries in connection with a distribution of the Rights to its direct or indirect partners or beneficiaries or to executives or employees, provided such proposed assignees are then Accredited Investors as such term is defined in Regulation D under the Securities Act, (ii) to a permitted transferee in connection with a transfer of the Units in accordance with the terms of the Partnership Agreement, and (iii) to a third party in connection with a transfer of Units as security for or in satisfaction of obligations of any partner of Holder, if in the case of (i), (ii) and (iii) above, such persons or such third party agree in writing to be bound by all of the provisions hereof. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of all of the parties hereto.

            4.4 BURDEN AND BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and, subject to
Section 4.3 above, assigns.


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            4.5   NOTICES.  All notices called for under this Agreement
shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission and followed promptly by mail, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth opposite their names in Schedule A hereto, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 4.5 for the service of notices; provided, however, that notices of a change of address shall be effective only upon receipt thereof. Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; provided, however, that if such day is not a business day then the notice shall be deemed to have been given and received on the business day next following such day. Any notice sent by facsimile transmission shall be deemed to have been given and received on the business day next following the transmission.

            4.6 SPECIFIC PERFORMANCE. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

            4.7 GOVERNING LAW. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York, but not including the choice of law rules thereof.

            4.8 HEADINGS. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

            4.9 PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

            4.10 EXECUTION IN COUNTERPARTS. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the Parties.


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            4.11  SEVERABILITY.  If fulfillment of any provision of this
Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.


                              COMPANY:

                              LaSalle Hotel Properties

Address:                      By: /s/ MICHAEL D. BARNELLO
220 East 42nd Street          Michael D. Barnello
New York, New York 10017      Senior Vice President


                              HOLDERS:

                              Radisson Group, Inc.

Address:                      By: /s/ MICHAEL D. BARNELLO
12755 State Highway 55        Michael D. Barnello
Minneapolis, Minnesota 55402  Attorney-in-fact


                              Outrigger Lodging Services

Address:                      By: /s/ MICHAEL D. BARNELLO
16000 Ventura Boulevard       Michael D. Barnello
Encino, California  91436     Attorney-in-fact


                              Beachside Hospitality, Inc.

Address:                      By: /s/ MICHAEL D. BARNELLO
c/o Durbin Companies, Inc.    Michael D. Barnello
1420 Beverly Road             Attorney-in-fact
McLean, Virginia  22101

                              LaSalle Plaza Park Limited Partnership

Address:                      By: /s/ MICHAEL D. BARNELLO
220 East 42nd Street          Michael D. Barnello
New York, New York 10017      Attorney-in-fact


                              LaSalle LRP Bloomington Limited Partnership

Address:                      /s/ MICHAEL D. BARNELLO
220 East 42nd Street          By: Michael D. Barnello
New York, New York 10017


                              LaSalle LRP Dallas Hotel Limited Partnership

Address:                      By: /s/ MICHAEL D. BARNELLO
220 East 42nd Street          Michael D. Barnello
New York, New York 10017



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                              LaSalle LRP New Orleans Hotel Limited
                              Partnership

Address:                      /s/ MICHAEL D. BARNELLO
220 East 42nd Street          By: Michael D. Barnello
New York, New York 10017

                              LaSalle LRP Key West Hotel Investors Limited
                              Partnership

Address:                      /s/ MICHAEL D. BARNELLO
220 East 42nd Street          By:  Michael D. Barnello
New York, New York 10017


                              LaSalle Le Montrose Limited Partnership

Address:                      /s/ MICHAEL D. BARNELLO
220 East 42nd Street          By:  Michael D. Barnello
New York, New York 1001


                              LaSalle Sabal Plaza Limited Partnership

Address:                      /s/ MICHAEL D. BARNELLO
220 East 42nd Street          By:  Michael D. Barnello
New York, New York 10017

                              LaSalle Omaha Hotel Investors Limited
                              Partnership

Address:                      /s/ MICHAEL D. BARNELLO
220 East 42nd Street          By:  Michael D. Barnello
New York, New York 10017